SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: February 18, 2005


                           LIFELINE THERAPEUTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                          000-30489                   84-1097796
 --------------                      ---------                   ----------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

             6400 South Fiddler's Green Circle, Englewood, CO 80111
             ------------------------------------------------------
             (New address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (720) 488-1711

                           YAAK RIVER RESOURCES, INC.
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     None

Item 1.02 Termination of a Material Definitive Agreement

     None

Item 1.03 Bankruptcy or Receivership

     None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

     None

Item 2.02 Results of Operations and Financial Condition

     None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

     None

Item 2.05 Costs Associated with Exit or Disposal Activities

     None

Item 2.06 Material Impairments

     None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     None

Item 3.02 - Unregistered Sales of Equity Securities

     During the period from October 26, 2004, the date of the reorganization, through February 21, 2005, Lifeline Therapeutics has received $2,545,000 in bridge loan financing from accredited investors. With the bridge loan financing, the accredited investors will be issued a number of warrants to purchase shares of Lifeline restricted common stock equal to the principal amount of their loan divided by $2.00. The warrants will be exercisable for three years from the closing of the private placement at a price of $2.00 per share. The bridge loan holders will be afforded the opportunity, in lieu of repayment, of exchanging their notes and accrued interest, at $2.00 per share of common share, into a proposed private placement which is expected to consist of Units of common stock (at $2.00 per share) and warrants exercisable for three years at $2.50 per share.

     The notes and warrants to be issued under bridge loan financing have not been and will not be registered under the Securities Act of 1933 (the "Act") or under the securities laws of any state. The notes and warrants will be "restricted securities" as defined in Rule 144 under the Act. These securities were offered pursuant to an exemption from registration provided by Sections 4(2) and 4(6) of the Act and Regulation D thereunder, and may not be reoffered or sold in the United States absent registration or an applicable exemption from the registration requirements. Lifeline has agreed to include the shares issuable upon conversion of the bridge notes and upon exercise of the warrants in a registration statement.

     Lifeline has used the proceeds for working capital and to make payments to the Chemins Company for the manufacture of the Company's products.


Item 3.03 Material Modification to Rights of Security Holders

     None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountants

     None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

     None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On February 14, 2005, the Board of Directors appointed Javier Baz as a member of the Board of Directors. Mr. Baz has held several executive positions with the Trust Company of the West, Los Angeles, California, most recently as Group Head and CIO - Private Client Services. Mr. Baz also founded, owned and operated Condor Securities, a broker dealer and asset management firm with over $300 million under management. Mr. Baz previously held positions with Merrill Lynch as Managing Director, First Boston International, McKinsey & Co. and Citibank NA. Mr. Baz holds an undergraduate degree from the Wharton School of the University of Pennsylvania and an MBA from the Kellogg School, Northwestern University.

     On February 21, 2005, Chris Micklatcher resigned as a director of Lifeline Therapeutics, Inc., its subsidiary Lifeline Nutraceuticals Corporation, and from all other positions he held in those corporations. Mr. Micklatcher expressly stated that there was no disagreement between him and either Lifeline Therapeutics, Inc. or Lifeline Nutraceuticals Corporation or its management on any matter relating to the operations of either corporation, their policies, or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

     None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

     None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

     None


Section 6 - [Reserved]


Section 7 - Reulation FD

Item 7.01 Regulation FD Disclosure

     On February 18, 2005, Lifeline Therapeutics, Inc. became aware that on or about February 14, 2005, Vantage Point Investment Advisory, LLC published and distributed to its subscribers a newsletter (vol. 4, no. 3, March 2005). Lifeline Therapeutics, Inc. is hereby publicly alerting the marketplace that the information contained in that newsletter should not be relied upon. The marketplace should only rely on publicly filed and disclosed information from Lifeline Therapeutics, Inc.

Section 8 - Other Events

Item 8.01 Other Events

     On February 15, 2005, Lifeline Therapeutics, Inc. filed a Form 12b-25 announcing that it was not timely filing its quarterly report on Form 10-QSB for the quarter ended December 31, 2004. Lifeline is continuing the work necessary to file this report as soon as possible.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired.
     (b) Pro Forma financial information.
     (c) Exhibits



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 22, 2005

                                   LIFELINE THERAPEUTICS, INC.


                                   By: /s/ Daniel W. Streets
                                       -----------------------------------------
                                       Daniel W. Streets, CFO/Secretary